FundX Conservative ETF - XRLX
(the "Fund")

Supplement dated November 12, 2024
to the Summary Prospectus
dated January 31, 2024

One Capital Management, LLC ("One Capital" or the "Adviser") currently serves as the Fund's investment adviser. Pursuant to a purchase agreement signed on November 8, 2024, Merchant Wealth Management Holdings 3, LLC became the new majority owner of One Capital effective as of the closing, which occurred on November 8, 2024. This transaction resulted in a change of control of the Adviser and for this reason a meeting of the Board of Trustees (the "Board") of FundX Investment Trust (the "Trust"), was held on October 25, 2024. At the meeting the Board, including a majority of the trustees who are not interested persons of the Trust (as defined by the 1940 Act), approved a new Investment Advisory agreement between the Trust and One Capital. The Board also approved of an interim Investment Advisory Agreement that will allow One Capital to continue to provide the Funds investment management services while it seeks shareholder approval. There will be no change in the day-to-day management of the Fund's investment portfolios, and the incumbent leadership of the current investment advisor will not change.

Please contact the Fund at 1-866-455‑FUND [3863] or your financial advisor if you have questions or need assistance. These documents are available upon request and without charge by calling the Fund at 1-866-455‑FUND [3863].

Please retain this Supplement with your Summary Prospectus for future reference.